SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 25, 1997

                       Equivantage Home Equity Loan Trust,
                                 Series 1997-01
             (Exact name of registrant as specified in its charter)


New York (governing law of
pooling and servicing
agreement)                       333-23141           52-2033945, 52-2033946
(State or other jurisdiction   (Commission           (I.R.S. Employer
of incorporation                File Number)         Identification No.


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (410) 884-2000



ITEM 5.  OTHER EVENTS

On June 25, 1997, a distribution was made to holders of Equivantage Home Equity Loan Trust, Series 1997-01.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             Item 601(a)
             of Regulation S-K
             Exhibit Number

             99.1 -- Monthly report distributed to holders of Equivantage Home Equity Loan Trust, Series 1997-01, relating to the June 25, 1997, distribution.





                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               Equivantage Home Equity Loan Trust, Series 1997-01
                                  (Registrant)

                    By: Norwest Bank of Minnesota, N.A., as Trustee
                    By:  /s/ Sherri J. Sharps
                  Name:  Sherri J. Sharps
                 Title:  Vice President
                  Date:  June 30, 1997


                                INDEX OF EXHIBITS

Exhibit
Number                     Description

EX-99.1 Monthly report distributed to holders of Equivantage Home Equity Loan Trust, Series 1997-01, relating to the June 25, 1997, distribution.